UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2016

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	75-3056237
(State or other jurisdiction of incorporation)	(SEC File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660 Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 980-8524

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 18, 2016, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation, increasing the number of authorized shares of common stock of the Company from 200,000,000 to 250,000,000 shares, as discussed under Item 5.07 below. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein. The Company’s stockholders approved the Certificate of Amendment at a special meeting of the stockholders on March 18, 2016 (the “Special Meeting”), as more specifically described under Item 5.07 below.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The final results for each of the matters submitted to a vote of shareholders at the Special Meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on February 18, 2016.

Proposal 1. Amendment to Certificate of Incorporation to Increase the Number of Authorized Shares. The stockholders approved a proposal to amend the Certificate of Incorporation to increase the total number of authorized shares of common stock of the Company from 200,000,000 to 250,000,000 by the votes set forth in the table below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-votes
77,298,866	6,020,247	194,738	0

Proposal 2. Amendment to 2012 Equity Incentive Plan to Increase the Total Number of Shares Reserved For Issuance. The stockholders approved a proposal to increase the total number of shares authorized for issuance under the Company’s 2012 Equity Incentive Plan from 5,000,000 to 7,000,000 by the votes set forth in the table below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-votes
60,068,355	4,520,709	452,306	18,472,481

Proposal No. 3. Adjournment of the Special Meeting. The stockholders approved a proposal to adjourn the Special Meeting to solicit more proxies in the event insufficient proxies were present at the Special Meeting to approve the preceding proposals by the votes set forth in the table below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-votes
77,866,819	4,818,673	828,359	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation of CytoDyn Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CytoDyn Inc.

March 21, 2016	By:	/s/ Michael D. Mulholland
Name: Michael D. Mulholland
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of CytoDyn Inc.